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                                                                   EXHIBIT 10.39


AN ORDINANCE GRANTING TO TELESAT RECEIVING SYSTEMS, INC., ITS SUCCESSORS AND ASSIGNS, AUTHORITY TO BUILD, CONSTRUCT, OPERATE AND MAINTAIN A BROADBAND COMMUNICATIONS SYSTEM IN THE COUNTY OF HARRIS, AND SETTING FORTH CONDITIONS ACCOMPANYING THE GRANT OF AUTHORITY.

                                       -1-

         There is hereby granted by the county to Grantee, for an initial period of ten (10) years from grant date, the right and privilege to construct, erect, operate and maintain in, upon, along, across, above, over or under the streets, alleys, public utility easements, public ways and public places now laid out or dedicated and all extensions thereof and additions thereto in the county, all poles, wires, cables, underground conduits, manholes and other conductors and fixtures necessary for the maintenance and operation in the county of a broadband communications system for transmission of television signals and other signals, either separately or upon or in conjunction with any public utility maintaining the same in the county, with all of the necessary and desirable appliances and appurtenances pertaining thereto. Without limiting the generality of the foregoing, this grant shall and does hereby include the right in, over, under and upon the streets, sidewalks, alleys, public utility easements and public grounds and places in the county, to install, erect, operate or in any way acquire the use of, as by leasing or licensing, all lines and equipment necessary to its service and the right to make connections to customers and the right to repair, replace, enlarge and extend said lines, equipment and connections.

                                       -2-

         All structures, lines and equipment erected by Grantee within the county shall be so located as to cause minimum interference with the proper use of streets, alleys, public utility easements and other public ways and places and to cause minimum interference with the rights or reasonable, proper and lawful ordinances of the county now or hereafter in force. Existing poles, posts, conduits, and other such structures of any electric power system, telephone company, or other public utility located in the county shall be made available to Grantee for leasing or licensing upon reasonable terms and rates and shall be used to the extent practicable in order to minimize interference with travel and avoid unnecessary duplication of facilities.
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                                       -3-

         The rights herein granted for the purposes herein set forth shall not be exclusive, and the county reserves the right to grant similar use of said streets, alleys, easements, public ways and places to any person at any time during the period of this franchise; provided, however, that nothing contained herein shall be deemed to require the granting of additional like franchise, or denying additional like franchise, if the opinion of the County Commissioners, it is in the public interest to so franchise one or more, or deny franchise to anyone for the same or similar services.

                                       -4-

         Grantee shall save the county harmless from all loss sustained by the county on account or any suit, judgment, execution, claims, or demand whatsoever against the county resulting from negligence or the part of Grantee in the construction, operation or maintenance of its system in the county; and for this purpose Grantee shall carry property damage and personal injury insurance with some responsible insurance company or companies qualified to do business in the State of Georgia. The amounts of such insurance to be carried for liability due to property damage shall be $100,000.00 as to any one occurrence; and against liability due to injury to or death of person, $100,000.00 as to any one person and $300,000.00 as to any one occurrence. The county shall notify Grantee, in writing, within ten (10) days after the presentation of any claim or demand, either by suit or otherwise, made against the county on account of any negligence as aforesaid, on the part of this Grantee. Where any such claim or demand against the county is made by suit or other legal action, written notice thereof shall be given by the county to Grantee not less than five (5) days prior to the date upon which an answer to such legal action is due or within Ten
(10) days after the claims or demand is made upon the county, whichever notice period yields Grantee the larger amount of time within which to prepare an answer. Failure by the county to notify Grantee properly in accordance with the foregoing of any such claim, suit or demand against the county shall release Grantee from its obligation to indemnify the county as provided herein.
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                                       -5-

         In case of any disturbance by Grantee of pavement, sidewalk, driveway or other surfacing, Grantee shall at its own cost and expense and in a manner approved by the county, replace and restore all paving, sidewalk, driveway, or surface so disturbed in as good condition as before said work was commenced.

                                       -6-

         In the event that at any time during the period of this franchise the county shall lawfully elect to alter or change any street, alley, public utility easements, or other public way requiring the relocation of Grantee's facilities, then in such event Grantee upon reasonable notice by the county, shall remove, relay and relocate the same at its own expense; provided, however, that where public funds are available for such relocation pursuant to law, Grantee shall not be required to pay the cost.

                                       -7-

         Grantee shall on the request of any person holding a building moving permit issued by the county, temporarily raise or lower its lines to permit the moving of the building. The expense of such temporary removal shall be paid by the person requesting the same, and Grantee shall have the authority to require such payment in advance.

                                       -8-

         Grantee shall have the authority to trim trees upon and overhanging all streets, alleys, public utility easements, sidewalks and public places of the county so as to prevent the branches of such trees from coming in contact with Grantee's facilities.

                                       -9-

         Grantee shall have the unlimited option to renew this authorization for an additional period not to exceed ten (10) years. Should Grantee desire to exercise this option, it shall so notify the county in writing, not less than three (3) months prior to expiration of this authorization.

         All of the rights, and privileges and all of the obligations, duties, and liabilities created by this authorization shall pass to and be binding upon the successors of the county and the successors and assigns of Grantee, and the same shall not be assigned or transferred without
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the written approval of the County Commissioners, which approval shall not be unreasonably withheld; provided, however, that this provision shall not prevent the assignment or hypothecation of the authorization by Grantee as security for debt without such approval; and provided further that transfers or assignments of this authorization between any parent and subsidiary corporation or between entities of which at least fifty percent (50%) of the beneficial ownership is held by the same person, persons, or entities shall be permitted without the prior approval of the County Commissioners.

         It shall be unlawful for any person to make any unauthorized connection, whether physically, electrically, accoustically, inductively, or otherwise, with any part of Grantee's facilities for the purpose of enabling himself or others to receive any television signals, radio signals, pictures, programs, sounds, or any other information or intelligency transmitted over Grantee's facilities without payment to Grantee or its lessee. It shall be unlawful for any person, without the consent of the owner, to willfully tamper with, remove, or injure any cable, wires, or other equipment used for the distribution of television signals, radio signals, pictures, programs, sounds, or any other information or intelligence transmitted over Grantee's facilities.

         The grantee shall pay the county an annual fee of two (2) percent of its gross revenues derived from the supplying of its subscriber services, in all unincorporated areas of said county. Such annual sum shall be payable in 2 installments; one-half thereof at the end of each semi-annual period. The semi-annual anniversary shall be the last day of June and the last day of December of each year, and each semi-annual payment shall be paid within sixty
(60) days thereafter. All other licenses, fees or taxes levied upon Grantee by the county, shall be credited against the payment required herein.

         If any paragraph, sentence, clause, phrase or portion of this ordinance is for any reason held invalid or unconstitutional by any Federal or state court, or administrative or governmental agency of competent jurisdiction, such portion shall be deemed a separate, distinct and independent provision and such holding shall not affect the validity of the remaining portions herein.
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                                      -14-

         This Ordinance shall become effective when accepted by Grantee and shall then be and become a valid and binding contract between the County and Grantee; provided, however, that this Ordinance shall be void unless Grantee shall, within ninety days after the final passage of this Ordinance, file with the Clerk of the Board of Commissioners of Harris County, Georgia, a written acceptance of this Ordinance, and the franchise herein granted, agreeing that it will comply with all of the provisions and conditions hereof, and that it will refrain from doing all of the things prohibited by this Ordinance.

                                      -15-

         This Ordinance shall become effective upon acceptance by Grantee the effective date shall be the date upon which the written acceptance provided for in Section 14 is received by the Clerk of the Commissioners of Harris County.

         This the 6th day of April, 1982.

                                        BOARD OF COMMISSIONERS OF HARRIS
                                        COUNTY


                                         /s/ [ILLEGIBLE SIGNATURE]
                                        --------------------------------
                                                         Chairman

                                         /s/ [ILLEGIBLE SIGNATURE]
                                        --------------------------------

                                         /s/ [ILLEGIBLE SIGNATURE]
                                        --------------------------------

                                         /s/ [ILLEGIBLE SIGNATURE]
                                        --------------------------------

         The undersigned duly constituted officers of Telesat Receiving Systems, Inc., on behalf of said corporation hereby accept the above and foregoing Ordinance and hereby agree that said corporation will comply with each and every provision and condition therein and that it shall refrain from doing all things prohibited thereby.

   Dated:  April 7, 1982       TELESAT RECEIVING SYSTEMS, INC.

                       by:     /s/ [ILLEGIBLE SIGNATURE]  President

                   Attest:     /s/ Mary L. Leary